UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2017

SOLITARIO EXPLORATION & ROYALTY CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	Regulation FD Disclosure.

On June 20, 2017, Solitario Exploration & Royalty Corp. (“Solitario”) issued a press release encouraging Solitario shareholders to vote at its upcoming annual meeting of shareholders (the “Annual Meeting”) electronically, by mail or in person.

The Annual Meeting will be held on June 29, 2017 at 10:00 a.m. at the offices of Solitario at 4251 Kipling St., Wheat Ridge, CO 80033, where shareholders will consider, among other items, a proposal to approve the issuance of 19,788,183 shares of Solitario common stock in exchange for all of the outstanding shares of Zazu and acquire Zazu through a plan of arrangement (the “Acquisition”). The material terms of the Acquisition, along with the arrangement agreement, have been disclosed in various reports filed by Solitario with the Securities and Exchange Commission, including a Current Report filed on Form 8-K dated April 26, 2017. The Acquisition has been unanimously approved by the boards of directors of both Solitario and Zazu.

A copy of the press release is attached to this report as Exhibit 99.1. Additionally, a copy of a Fairness Opinion delivered to Solitario by Mackie Research Capital Corporation, together with certain supporting materials regarding the Acquisition is attached to this report as Exhibit 99.2.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

99.1	Press release, dated June 20, 2017
99.2	Fairness Opinion of Mackie Research Capital Corporation

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding the completion of the Acquisition, future exploration, development, and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, the completion of the Acquistion (including the numerous approvals required in connection with the Acquistion), metal prices, economic and market conditions, operating costs, and receipt of working capital, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond Solitario’s ability to predict or control. Solitario disclaims any obligation to update any forward-looking statement made in the press release, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

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Additional Information About the Acquisition

        In connection with the Acquisition, Solitario is seeking approval from its shareholders at the Annual Meeting to, among other things, issue shares of its common stock to the shareholders of Zazu to effect the Acquisition, as required by the rules of the NYSE MKT and the Toronto Stock Exchange. Solitario has filed a definitive proxy statement with the SEC to seek such approval. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ACQUISITION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISTION AND THE PARTIES THERETO.

        Solitario’s shareholders may obtain a copy of the definitive proxy statement free of charge by directing a request to: Solitario Exploration & Royalty Corp. Attn: Corporate Secretary, 4251 Kipling St. Suite 390, Wheat Ridge, CO 80033, (303) 534-1030.

        Solitario and its respective directors, executive officers and other members of management, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the Acquisition. Information regarding the names, affiliations and interests of certain of Solitario’s executive officers and directors in the solicitation is included in the proxy statement relating to the Acquisition filed with the SEC. Information about Solitario’s executive officers and directors is also available in Solitario’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 20, 2017

Solitario Exploration & Royalty Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer